SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   Form 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-10308



                     December 6, 2001 (November 27, 2001)
               Date of Report (Date Of Earliest Event Reported)


                              Cendant Corporation
            (Exact name of Registrant as specified in its charter)


         Delaware                                             06-0918165
(State or Other Jurisdiction of                           (IRS Employer
Incorporation or Organization)                            Identification No.)


9 West 57th Street, New York, New York                     10019
(Address of Principal Executive Office)                   (Zip Code)


                                (212) 413-1800
             (Registrant's telephone number, including area code)


                                     None
      (Former name, former address and former fiscal year, if applicable)



Item 5.  Other Events.


                  On November 27, 2001, we completed the sale of $1,000,000,000 aggregate principal amount of 37/8% Convertible Senior Debentures due 2011 (the "Debentures") in a private offering. On December 6, 2001, we completed the sale of an additional $200,000,000 aggregate principal amount of the Debentures to the Initial Purchaser pursuant to an option granted by us to the Initial Purchaser. A copy of the press releases regarding the offering are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference in their entirety.

                  In connection with this transaction, we entered into an Indenture, dated as of November 27, 2001 (the "Indenture"), with The Bank of Nova Scotia Trust Company of New York, as trustee, under which the Debentures were issued. A copy of the Indenture is attached as Exhibit 4.1 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit
   No.     Description

4.1 Indenture, dated as of November 27, 2001, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee.

99.1       Press Release issued by Cendant Corporation dated November 20, 2001.

99.2       Press Release issued by Cendant Corporation dated December 6, 2001.







                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                   CENDANT CORPORATION



                                   By:    /s/ Eric J. Bock
                                      ------------------------------
                                            Eric J. Bock
                                            Senior Vice President, Law
                                            and Corporate Secretary


Date:  December 6, 2001



                              CENDANT CORPORATION
                          CURRENT REPORT ON FORM 8-K
               Report Dated December 6, 2001 (November 27, 2001)


                                 EXHIBIT INDEX



Exhibit
   No.     Description

4.1 Indenture, dated as of November 27, 2001, between Cendant Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee.

99.1       Press Release issued by Cendant Corporation dated November 20,
           2001.

99.2       Press Release issued by Cendant Corporation dated December 6, 2001.